UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 12, 2023

ALLIED HEALTHCARE PRODUCTS, INC.

(Exact name of Company as specified in its charter)

Delaware	0-19266	25-1370721
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Monroe St. Suite 2350, Chicago, IL (Address of principal executive offices)	60603 (Zip Code)

Company’s telephone number, including area code
(312) 254-0880

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Company is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01	AHPIQ	OTC

Item 1.03 Bankruptcy or Receivership.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported, on May 7, 2023, Allied Healthcare Products, Inc. (the “Company”) entered into a stalking horse asset purchase agreement (the “STL Purchase Agreement”) with Allied Medical, LLC (“Purchaser”), for the sale of certain assets related to the Company’s business operated at the Company’s St. Louis Facility (the “STL Assets”) to Purchaser as described in the STL Purchase Agreement (the “STL Sale”), and a stalking horse asset purchase agreement (the “NY Purchase Agreement”) with Purchaser, for the sale of certain assets related to the Company’s business operated at the Company’s New York Facility (the “NY Assets”) to Purchaser as described in the NY Purchase Agreement (the “NY Sale”).

As previously disclosed, on May 8, 2023 (the “Petition Date”), the Company filed a voluntary petition (Case No. 23-41607) (the “Chapter 11 Case”) for relief under Chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Eastern District of Missouri (the “Bankruptcy Court”). Each of the STL Sale and the proposed NY Sale was conducted through a Bankruptcy Court-supervised process pursuant to Bankruptcy Court-approved bidding procedures and was subject to the approval of the Bankruptcy Court. The Bankruptcy Court granted its approval to the STL Sale and the NY Sale in orders granted on June 30, 2023.

On July 12, 2023, the Company and the Purchaser consummated each of the STL Sale and the NY Sale. The aggregate final purchase price of the STL Assets and NY Assets, after all adjustments and reimbursements contemplated in the STL Purchase Agreement and NY Purchase Agreement was $8,988,974.

The Chapter 11 Case remains pending. The full extent of the Company’s liabilities is not currently known, and the Company cannot give any assurance that holders of the Company’s common stock will receive any payment or other distribution on account of those shares following the Chapter 11 Case.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIED HEALTHCARE PRODUCTS, INC.

Date: July 18, 2023	By:	/s/ Akash Amin
Akash Amin
President and Chief Restructuring Officer